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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
Gateway Energy Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GATEWAY ENERGY CORPORATION
500 Dallas Street, Suite 2615
Houston, Texas 77002

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
MAY 21, 2003

To the Stockholders of Gateway Energy Corporation:

        You are cordially invited to attend the Annual Meeting of Stockholders of Gateway Energy Corporation (the "Company") to be held at The DoubleTree Allen Center Hotel, 400 Dallas Street, Houston, Texas 77002 on Wednesday, May 21, 2003 at 10:00 a.m. Central Time. The purpose of the meeting is to transact the following business:

        1.    To elect a Board of Directors to serve until the next annual meeting of stockholders.

        2.    To ratify the appointment of Deloitte & Touche LLP as independent public accountants.

        3.    To transact such other business as may properly come before the meeting or any adjournment thereof.

        Stockholders of record at the close of business on March 31, 2003 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting.

        The Board of Directors appreciates and encourages stockholder participation in the Company's affairs, and we hope you can attend in person. Whether or not you plan to attend the meeting, it is important that your shares be represented. Therefore, please sign, date and mail the enclosed proxy in the envelope provided at your earliest convenience.

        During the meeting the Board of Directors will report to you on the Company's progress during this past year and will discuss plans for the current year. We welcome this opportunity to share our progress with you and look forward to your comments and questions.

By Order of the Board of Directors
Michael T. Fadden Chairman, CEO and President
Houston, Texas April 21, 2003

GATEWAY ENERGY CORPORATION
500 Dallas Street, Suite 2615
Houston, Texas 77002

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS

MAY 21, 2003

GENERAL INFORMATION

        This Proxy Statement is furnished to the holders of the Common Stock, $0.25 par value per share ("Common Stock") in connection with the solicitation of proxies by the Board of Directors of Gateway Energy Corporation (the "Company") to be voted at the Annual Meeting of Stockholders to be held on May 21, 2003, or any adjournment thereof. The first mailing of the proxy material to the holders of the Common Stock will be made on approximately April 21, 2003.

        The cost of the solicitation of proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or electronic media by regular employees of the Company. The Company will reimburse brokers and other custodians, nominees or fiduciaries for their expenses in forwarding proxy material to security owners and obtaining their proxies.

        Stockholders of record at the close of business on March 31, 2003 (the "Record Date") are entitled to vote on matters to come before the meeting. On that date there were outstanding and entitled to vote 15,426,317 shares of Common Stock. Each share is entitled to one vote on each matter presented.

        Any proxy may be revoked by a stockholder at any time before it is exercised by giving written notice to that effect to the Secretary of the Company or by signing a later-dated proxy. Stockholders who attend the Annual Meeting may revoke any proxy previously granted and vote in person.

        All properly executed proxies will be voted in accordance with the instructions contained thereon, and if no instruction is specified, the proxies will be voted for the election of the eight directors named elsewhere in the Proxy Statement, for ratification of the appointment of Deloitte & Touche LLP as independent public accountants, and in accordance with the instruction of the Board of Directors as to any other matters. Abstentions do not constitute a vote "FOR" or "AGAINST" any matter listed in the accompanying Notice of Annual Meeting, but will be included in determining the number of shares present for purposes of obtaining a quorum. Also broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as present for purposes of determining the presence of a quorum at the Annual Meeting. If such a quorum should not be present, the Annual Meeting may be adjourned from time to time until the necessary quorum is obtained.

PROPOSAL 1
ELECTION OF DIRECTORS

        Following is a list of the names, addresses, and ages of the eight nominees, all of whom are presently serving as Directors. Also included in the chart is the year in which each became a Director of the Company. Footnoted below is the past five-year business history of each Director nominee and any public company directorships held by such persons. The proxy holders named in the proxy intend to vote "FOR" the election of the eight nominees listed below unless authority to so vote is withheld. In the unexpected event that any of the nominees is unable to serve or for good cause will not serve as a Director, the proxy holders reserve the right to vote for such substitute nominees that are designated by the Board of Directors.

The Board of Directors recommends a vote "FOR" the election of the eight nominees listed below.

Name	Address	Age	Director Since
Michael T. Fadden	500 Dallas Street, Suite 2615, Houston, TX 77002	62	1997
John B. Ewing, Jr.	1800 Second Street, Suite 799, Sarasota, FL 34236	81	1988
Scott D. Heflin	500 Dallas Street, Suite 2615, Houston, TX 77002	45	1999
Earl P. Hoffman	2 Northpoint Drive, Suite 820, Houston, TX 77060	61	1998
Charles A. Holtgraves	Post Office Box 860202, Shawnee, KS 66286	38	1988
Larry J. Horbach	10842 Old Mill Road, Suite 5A, Omaha, NE 68154	61	1990
Gary A. McConnell	12516 Shamrock Rd., Omaha, NE 68154	62	1998
Abe Yeddis	11700 West 85th Street, Lenexa, KS 66214	86	1997

        Michael T. Fadden.    Mr. Fadden has served as Chairman of the Board of Directors since February 1999 and currently serves on the Executive Committee and Nominating Committee of the Board. He was elected CEO in July 1998 and President in August 1997. Prior to becoming CEO, he served as COO from August 1997 until July 1998.

        John B. Ewing, Jr.    Mr. Ewing currently serves as a Director of the Company and acts as Chairman of the Compensation and Stock Option Committee of the Board. He has been an attorney in private practice since 1947.

        Scott D. Heflin.    Mr. Heflin currently serves as a Director of the Company and serves on the Executive Committee of the Board. He has served as Chief Financial Officer of the Company since September 1998 and Treasurer and Secretary of the Company since November 1998. Mr. Heflin was Controller of Monterey Resources, Inc. from 1997 to 1998.

        Earl P. Hoffman.    Mr. Hoffman currently serves as a Director of the Company and serves on the Executive Committee and Compensation and Stock Option Committee of the Board. He has served since 1992 as CEO and as President since 2000 of Advanced Extraction Technologies, Inc., a technology licensing company serving the natural gas, refining and petrochemical industries.

        Charles A. Holtgraves.    Mr. Holtgraves currently serves as a Director of the Company and serves on the Audit Committee and Nominating Committee of the Board. He was the CFO and Vice President of First Mortgage Investment Company from 1989 to 1999 and is currently President of Argus Investment Group and Chairman and President of Advanced Financial, Inc.

        Larry J. Horbach.    Mr. Horbach currently serves as a Director of the Company and serves on the Compensation and Stock Option Committee of the Board. He has served as Chairman, President and CEO, and Executive Vice President—Shareholder Relations of the Company from June 1990, resigning as President in August 1997, CEO in July 1998, Chairman in February 1999, and Executive Vice President—Shareholder Relations in July 1999. Mr. Horbach is the owner of L.J. Horbach & Associates.

        Gary A. McConnell.    Mr. McConnell currently serves as a Director of the Company and acts as Chairman of the Audit Committee and serves on the Nominating Committee of the Board. He served as Chief Financial Officer for Northern Border Partners LP before becoming a private investor in 1994.

        Abe Yeddis.    Mr. Yeddis currently serves as a Director of the Company and serves on the Audit Committee of the Board. He is Chairman and CEO of Promotional Headwear International and has served in such capacity since 1975.

PROPOSAL 2
RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors has appointed Deloitte & Touche LLP, independent public accountants, to audit the financial statements of Gateway Energy Corporation for the year ending December 31, 2003, and to perform tax and other services as may be authorized from time to time by the Audit Committee of the Board of Directors.

        The Board has directed that the appointment of Deloitte & Touche LLP be submitted to the stockholders for approval. The affirmative vote of a majority of the shares of Common Stock present or represented and entitled to vote on the proposal at the Annual Meeting is required for approval. If the stockholders do not approve, the Audit Committee and the Board will reconsider the appointment.

        Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will be available to respond to appropriate questions and will have an opportunity to make a statement if they so desire.

        The Board of Directors recommends a vote "FOR" the ratification of the appointment of Deloitte & Touche LLP as independent public accountants.

GOVERNANCE OF THE COMPANY

The Board of Directors

        The business of the Company is managed under the direction of the Board of Directors. There were six meetings in the year ended December 31, 2002. During the twelve-month period, no director attended fewer than 75% of all of the meetings of the Board of Directors and all meetings of Board committees upon which the directors served. The Company's Board has agreed to be bound by the Company's Code of Ethics described below.

Compensation of Directors

        The Company does not compensate employee-directors in their capacity as directors of the Company. All Directors were reimbursed for reasonable travel and lodging expenses incurred while attending Board, Committee or Annual meetings. In the year ended December 31, 2002, the compensation policy for non-employee directors (i.e. "Outside Directors") was as follows:

  •
  A one-time grant of an option to purchase 10,000 shares of Common Stock, at fair market value on date of grant, pursuant to the Outside Directors Stock Option Plan.

  •
  An annual retainer of $10,000, one-half in Common Stock, valued and payable at the market price on the date of the Annual Meeting of Stockholders, and one-half in cash payable at a rate of $1,250 each quarter.

  •
  A cash payment of $125 per hour for each Board, Committee or Annual Meeting attended; provided that meetings and specific consultations with the Company's executive management lasting at least eight hours are compensated on a per diem rate of $1,000.

Committees of the Board of Directors

        The Board of Directors has established an Audit Committee, a Compensation and Stock Option Committee and a Nominating Committee. The Executive Committee, currently comprised of

Messrs. Fadden, Heflin and Hoffman, oversees and administers the Outside Directors Stock Option Plan.

Audit Committee

        The primary purpose of the Audit Committee is to protect the interests of the Company's stockholders and directors by assisting the Board of Directors in fulfilling its responsibilities over the financial policies and reporting process, internal controls structure and compliance with legal and regulatory requirements. The Audit Committee recommends to the Board the appointment of the independent auditors, and periodically reviews and evaluates their performance and independence from management. Based on a recommendation from the Audit Committee, the Board of Directors appointed Deloitte & Touche LLP as the Company's certifying accountant. Messrs. Holtgraves, McConnell and Yeddis comprise the Audit Committee and each is independent from the Company as defined by NASD listing standards. The Audit Committee met five times during the year ended December 31, 2002.

        Mr. McConnell, the Chairman of the Audit Committee, is independent of the management of the Company and is a financial expert as defined in the Sarbanes-Oxley Act of 2002 (the "Act"). Under the Act, a financial expert is a person who possess all of the following attributes:

  1)
  an understanding of financial statements and generally accepted accounting principles;

  2)
  an ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

  3)
  experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

  4)
  an understanding of internal controls and procedures for financial reporting; and

  5)
  an understanding of audit committee functions.

        Mr. McConnell's designation as an audit committee financial expert does not impose any duties, obligations or liability on him that are greater than those imposed on all members of the audit committee, nor does it affect the duties, obligations or liability of any other member of the committee or the Board of Directors.

        Management has primary responsibility for the Company's financial statements. The Company's independent auditors, Deloitte & Touche LLP, audit the annual financial statements prepared by management and express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles. Additionally, Deloitte & Touche LLP conducts quarterly reviews of the Company's financial statements in accordance with Statement on Auditing Standards ("SAS") No. 71, "Interim Financial Information", as amended by SAS No. 90, "Audit Committee Communications".

        During the year ended December 31, 2002:

  •
  The Company's independent auditors discussed with the Audit Committee issues required to be discussed by SAS No. 61, "Communications with Audit Committees", as amended by SAS No. 90. SAS No. 61, as amended by SAS No. 90, specifies that the discussion should involve management and include such matters as the consistency, clarity and completeness of accounting policies and disclosures.

  •
  The Audit Committee reviewed the Company's audited financial statements and met with both management and Deloitte & Touche LLP to discuss those financial statements. Management has represented to the Audit Committee that those financial statements were prepared in accordance with generally accepted accounting principles.

  •
  The Audit Committee discussed with Deloitte & Touche LLP the written disclosure and letter required by independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees". That Standard addresses the auditors' independence from the Company.

  •
  Based on its review and the discussions noted above, the Audit Committee recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002.

        Gary A. McConnell (Chairman)

        Charles A. Holtgraves

        Abe Yeddis

Compensation and Stock Option Committee

        The primary purpose of the Compensation and Stock Option Committee is to recommend to the Board of Directors compensation for officers of the Company and to administer the Company's Stock Option Plan. Among other things, the Committee recommends to the Board the executives to be included in the Company's Executive Compensation Plan, the annual base salary for covered executives and any grants of stock options pursuant to the Executive and Middle Management Compensation Plans, which are discussed in more detail in the following section under the caption EXECUTIVE COMPENSATION. Messrs. Ewing, Hoffman and Horbach currently serve on the Committee. The Committee met five times during the year ended December 31, 2002.

        The Compensation and Stock Option Committee and the Board of Directors believe that the Executive Plan and the Middle Management Plan will help the Company employ and retain key executive officers and employees, who will in turn maximize the value of the Company's Common Stock.

        John B. Ewing, Jr. (Chairman)

        Earl P. Hoffman

        Larry J. Horbach

Nominating Committee

        The Nominating Committee was established in November 2002 with the primary purpose of recommending candidates to serve on the Board of Directors. The Committee recommends candidates who meet the criteria set forth in the Policy Statement Regarding the Selection and Tenure for Board of Directors adopted by the Company in August 2002. The Committee did not meet in 2002, but met in March 2003 and recommended the nominees in Proposal 1.

        Charles A. Holtgraves (Chairman)

        Michael T. Fadden

        Gary A. McConnell

CODE OF ETHICS

        Section 407 of the Act requires the disclosure of whether the Company has adopted a Code of Ethics ("Code") for its principal executive and financial officers, or other persons performing substantially similar functions. The Company has adopted such a Code for all officers, directors and employees of the Company. It is available for inspection on the Company's website, http://www.gatewayenergy.com, or by mail free of charge by written request to: Gateway Energy Corporation, Attention: Nancy S. Block, Manager of Investor Relations & Administration, 500 Dallas Street, Suite 2615, Houston, Texas 77002.

EXECUTIVE OFFICERS OF THE COMPANY

        The following is a list of the names and ages of the current executive officers of the Company, their business history for the past five years and the year in which each person became an Officer of the Company.

Name	Age	Position & Principal Occupation for Last Five Years	Officer Since
Michael T. Fadden	62	Chairman of the Board since February 1999, CEO since July 1998, and President since August 1997; COO of the Company from August 1997 until July 1998.	1997
Scott D. Heflin	45	Chief Financial Officer of the Company since September 1998; Treasurer and Secretary since November 1998; Controller of Monterey Resources, Inc. in 1997.	1998

EXECUTIVE COMPENSATION

        The Board of Directors and Compensation and Stock Option Committee have approved an Executive Compensation Plan ("Executive Plan") and a Middle Management Compensation Plan ("Middle Management Plan") for the Company. The executives to be covered are determined by the Compensation and Stock Option Committee of the Board. The Middle Management employees to be covered are determined by the President. Currently the CEO and CFO are covered by the Executive Plan and one employee in the Company's subsidiary operations is covered by the Middle Management Plan.

        Both the Executive Plan and the Middle Management Plan have three components: base salary, short-term incentive and long-term incentive. Base salaries are set annually. The short-term incentive under both plans is a cash bonus to be paid upon attainment of certain goals, which goals are set by the Board of Directors annually. No bonuses were payable for the year ended December 31, 2002 under the Executive Compensation Plan or the Middle Management Compensation Plan. The long-term incentive portion is comprised of incentive or non-qualified stock options on the Company's Common Stock. The Company's 1998 Stock Option Plan governs in all respects the number of options, terms and conditions of any grants made under each of the Executive Plan and the Middle Management Plan.

        Summary Compensation Table.    Individual executive officer compensation presented below is for the last three completed fiscal years and includes base salary, certain expense allowances provided by the Company and matching contributions of the Company to its 401(k) Savings Plan. The following Summary Compensation Table includes compensation paid in cash.

		Annual Compensation			Long-Term Compensation
Awards
Payouts
					Restricted Stock Award(s) ($) (f)	Securities Underlying Options/SAR's (#) (g)
Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Other annual compensation ($) (e)			LTIP Payouts ($) (h)	All Other Compensation ($) (i)
Michael T. Fadden Chairman, CEO and President	12/31/02 12/31/01 12/31/00	$175,000 170,830 150,000	— — —	$12,666 12,450 11,916	— — —	— — —	— — —	— — —
Scott D. Heflin Chief Financial Officer, Treasurer and Secretary	12/31/02 12/31/01 12/31/00	$120,000 117,000 102,000	— — —	$11,016 10,676 10,294	— — —	35,000 35,000 30,000	— — —	— — —

Executive Employment Agreements

        In 2001 the Company entered into employment agreements ("the Agreements") with Mr. Fadden and Mr. Heflin (collectively, the "Executives").

        The term of the Agreements is through October 31, 2004, renewable for successive one-year terms at the option of the Company. Under the Agreements, Mr. Fadden's base salary is $175,000 per year and Mr. Heflin's base salary is $120,000 per year. The Agreements provide for severance benefits in the event that the Company terminates the Executives' employment other than for cause, or if the Executives resign following certain adverse changes in the terms of their compensation or job responsibilities for a period of three years following a change in control of the Company.

        In the case of termination other than for cause where there is no change in control, these benefits would be calculated based on (1) one year's base salary, or (2) the base salary attributable to the remaining term of the Agreements, whichever is greater, plus any unpaid bonus attributable to the previous year of employment. If the termination occurs during a one-year renewal period of the Agreements, benefits would be calculated based on the base salary attributable to the remaining months of the one-year term, plus a pro rata share of any cash bonus paid for the year of termination attributable to that portion of the year during which the Executive was employed.

        In the case of a change in control of the Company, these benefits would be calculated based on an amount equal to twice the sum of the Executives' then annual base salary plus their average annual incentive bonus for the two years preceding such termination. The Company will continue to provide, at its expense, certain Executive health and welfare benefits for a period of up to four (4) years, reduced by any such benefits obtained from subsequent employers.

        The Agreements contain a non-competition provision under which the Executives are required not to engage in certain activities on behalf of competitors of the Company while employed by the Company and for a period of six months following termination. Further, Mr. Fadden's Agreement requires that he not engage, directly or indirectly, in any manner with any business or company engaged in removal of nitrogen from natural gas streams while he is employed by the Company and for a period of two years following his termination of employment.

Option/SAR Grants for the year ended December 31, 2002

        The following table sets forth information with respect to stock options granted to Mr. Heflin in accordance with the 1998 Stock Option Plan during the year ended December 31, 2002. No Stock Appreciation Right ("SAR") grants were made during the year ended December 31, 2002.

	Individual Grants
					Potential realizable value at assumed annual rates of stock price appreciation for option term
	Number of securities underlying options/SARs granted (#) (b)	Percent of total options/SARs granted to employees in fiscal year (c)
			Exercise or base price ($/Sh) (d)
Name (a)				Expiration date (e)	5% ($) (f)	10% ($) (g)
Scott D. Heflin	35,000	41%	$0.265	4/2/12	$5,833	$14,782

Aggregated Option/SAR Exercises in the year ended December 31, 2002 and period-end Option/SAR Values

        The following table sets forth information with respect to unexercised options and SARs. No stock options were exercised during the year ended December 31, 2002.

			Number of securities underlying unexercised options/SARs at December 31, 2002		Value (1) of unexercised in-the-money options/SARs at December 31, 2002
Shares acquired on exercise (#) (b)
Name (a)		Value Realized ($) (c)	Exercisable ("Ex") Unexercisable ("Un") (d)		Exercisable ("Ex") Unexercisable ("Un") (e)
Michael T. Fadden	—	$—	225,750	("Ex")	$15,803	("Ex")
Scott D. Heflin(2)	—	$—	81,667 68,333	("Ex") ("Un")	$6,025 9,375	("Ex") ("Un")

(1)
The value of the options was determined by using the average of the high and low price of the Company's Common Stock ($0.4700) on December 31, 2002.

(2)
The 50,000 options granted in 1998 are fully vested and are in-the-money. Of the 30,000 options granted in 2000, 20,000 are vested and in-the-money. Of the 35,000 options granted in 2001, 11,667 are vested but not in-the-money. The 35,000 options granted in 2002 are not vested but are in-the-money.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        As of March 31, 2003 the following persons are known to the Company to be beneficial owners of more than five percent (5%) of the Company's voting Common Stock. The following table sets forth information concerning the shares of Common Stock owned by those persons.

(1) Title of Class	(2) Name and address of beneficial owner	(3) Amount and nature of beneficial ownership		(4) Percent of class(1)
Common Stock	Michael T. Fadden 500 Dallas, Suite 2615 Houston, TX 77002	917,550	(2)	5.9%

(1)
Based upon 15,426,317 shares of Common Stock outstanding as of March 31, 2003.

(2)
This number of shares beneficially owned includes 225,750 shares purchasable pursuant to currently exercisable options or warrants.

        The following table sets forth information concerning the shares of Common Stock beneficially owned by (i) each director of the Company; (ii) each of the executive officers of the Company; and (iii) all directors and executive officers as a group.

Name	No. of Shares		%(1)
Michael T. Fadden, Chairman, CEO and President	917,550	(2)	5.9%
John B. Ewing, Jr., Director	72,132	(3)	*
Scott D. Heflin, CFO, Treasurer and Secretary	152,833	(4)	1.0%
Earl P. Hoffman, Director	49,285	(5)	*
Charles A. Holtgraves, Director	389,811	(6)	2.5%
Larry J. Horbach, Director	93,866		*
Gary A. McConnell, Director	174,330	(7)	1.1%
Abe Yeddis, Director	155,771	(8)	1.0%

*
Indicates less than 1% ownership.

        All directors and officers as a group beneficially own 2,005,578 shares, including currently exercisable options or warrants, or 13% of the outstanding Common Stock as of March 31, 2003.(1)(9)

(1)
Based upon 15,426,317 shares of Common Stock outstanding as of March 31, 2003. Each named person is deemed to be the beneficial owner of shares of Common Stock that may be acquired within 60 days upon exercise of stock options and shares or options owned indirectly through a partnership or corporation. Accordingly, the number of shares and percentage set forth next to the name of such person and all officers and directors as a group include the shares of Common Stock issuable upon presently exercisable stock options and any shares or options owned indirectly. However, the shares of Common Stock so issuable upon such exercise by any such person are not included in calculating the percentage of Common Stock beneficially owned by any other stockholder.

(2)
This number of shares beneficially owned includes 225,750 shares purchasable pursuant to currently exercisable options or warrants.

(3)
This number of shares beneficially owned includes 10,000 shares purchasable pursuant to currently exercisable options or warrants.

(4)
This number of shares beneficially owned includes 103,333 shares purchasable pursuant to currently exercisable options or warrants.

(5)
This number of shares beneficially owned includes 10,000 shares purchasable pursuant to currently exercisable options or warrants.

(6)
This number of shares beneficially owned includes 10,000 shares purchasable pursuant to currently exercisable options or warrants. This number of shares beneficially owned includes 25,825 shares held by the Vesta M. Holtgraves Revocable Trust; 19,628 shares held by Charles A. Holtgraves c/o Argus Investment Group; and 112,751 shares held by the Holtgraves Family Limited Partnership.

(7)
This number of shares beneficially owned includes 10,000 shares purchasable pursuant to currently exercisable options or warrants.

(8)
This number of shares beneficially owned includes 10,000 shares purchasable pursuant to currently exercisable options or warrants.

(9)
The number of shares and percentage calculation includes 25,825 shares held by the Vesta M. Holtgraves Revocable Trust; 19,628 shares held by Charles A. Holtgraves c/o Argus Investment Group; and 112,751 shares held by the Holtgraves Family Limited Partnership in which

  Mr. Holtgraves has beneficial ownership; and 379,083 shares of Common Stock beneficially owned by directors and officers, purchasable pursuant to presently exercisable options or warrants.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Company has an exclusive license in the U.S. from Advanced Extraction Technologies, Inc. ("AET") to use technology developed by AET to remove nitrogen from natural gas. The license agreement gives the Company the exclusive right in the United States to utilize AET's patented absorption based nitrogen rejection technology through at least December 31, 2004. The Company's exclusive rights under the agreement will continue after December 31, 2004 for as long as the Company meets certain installed nitrogen rejection unit capacity targets. The Company is required to pay a license fee per unit of volumes processed through each unit so long as there are any unexpired patents covering the technology. Earl P. Hoffman, a director of the Company, is AET's President and CEO and a major stockholder in AET.

        As disclosed in the Company's 10-KSB, effective February 21, 2002, Gateway Pipeline Company and Gateway Processing Company (the "Borrowers") entered into a term credit agreement with a bank to finance costs of its previously disclosed Madisonville Project. As of April 1, 2003, the Company and the bank had agreed in principle to amend the Madisonville term credit agreement and were in the process of preparing new loan documents. Under the amended credit agreement, the Borrowers will be able to borrow through June 30, 2003 and the maturity date will be revised to December 31, 2005. The monthly note payments through June 30, 2003 will represent interest only, and thereafter the agreement will require monthly payments of principal and interest. Also as of April 1, 2003, the Company and the bank had agreed in principle to all major terms and conditions of the Balloon Note, defined below. The ultimate form of the amendment and the agreement will not be known until all of the documentation is complete; however, both agreements will include cross default and cross collateral provisions. The Balloon Note is further described below. All other terms and conditions of the Madisonville term credit agreement will remain the same.

        As of April 1, 2003, the Company and the bank had agreed in principle to all major terms and conditions of a balloon credit agreement (the "Balloon Note"). Under the Balloon Note agreement, the Borrowers will be able to borrow through June 30, 2003 up to $900,000 in one or more advances. Principal outstanding under the Balloon Note will accrue interest at a fixed rate of 7 1/4% and the note will mature after thirty-six months. The monthly note payments will represent interest only on the total balance outstanding. Costs of securing this debt will be charged to interest expense ratably over the maturity period of the Balloon Note. The Borrowers will use the proceeds to finance the remaining construction costs of the Pipeline Facilities servicing the Madisonville Plant, and to fund the principal and interest payment which was due under the Company's subordinated note agreements on March 1, 2003.

        The Balloon Note will be collateralized with letters of credit obtained through Allen Drilling Acquisition Company, a Nebraska corporation ("ADAC"). Charles A. Holtgraves, a director of the Company, is the president and a director of ADAC, and Larry J. Horbach, a director of the Company, is secretary and a director of ADAC. Mr. Holtgraves owns directly no shares of ADAC common stock, and owns 14.65% of an entity that owns 55.56% of the ADAC senior preferred stock. Such preferred stock has a stated dividend rate equal to two-thirds (66 2/3%) of any Madisonville payments received by ADAC pursuant to the Agreement discussed below. Mr. Horbach owns no ADAC common or preferred stock.

        Under the terms of the agreement with ADAC, dated March 6, 2003 (the "Agreement"), ADAC agreed to provide security acceptable to the Company's primary bank to allow the Company to borrow the proceeds of the Balloon Note. In exchange, ADAC will receive, during the term of the Balloon Note, one-half (50%) of the price upside portion only, if any, of the monthly fee to be received by the

Company pursuant to the Madisonville project agreements. Under the Agreement, ADAC will have the option to either: (i) receive at the end of the term of the Balloon Note a lump-sum payment, which when added to the payments received, if any, for the price upside portion, will result in a 15% pre-tax internal rate of return on the $900,000, or (ii) pay off the Balloon Note on or before the end of the Balloon Note term in exchange for a thirty-three and one-third percent (33 1/3%) ownership interest in the Pipeline Facilities from that date forward. The Company will be obligated to pay the periodic interest payments to the bank during the three-year term of the Balloon Note. Further, the Company will grant liens, subordinate to the Company's bank, on the Company's economic interest in the Madisonville project, its Waxahachie pipeline system, and its Fort Cobb subsidiary.

INDEPENDENT PUBLIC ACCOUNTANTS

Audit Fees

        For the year ended December 31, 2002, the Company expects to pay Deloitte & Touche LLP ("D&T"), the Company's auditors, aggregate fees of $68,250 for auditing the annual financial statements included in the Company's Form 10-KSB and reviewing the quarterly financial statements included in the Company's Forms 10-QSB.

Tax Fees

        For the year ended December 31, 2002, the Company expects to pay D&T aggregate fees of $19,000 for tax compliance services, comprised mainly of the preparation of federal and state income and franchise tax returns.

All Other Fees

        The Company did not pay any fees for financial information systems design and implementation or for other non-audit related services. The Audit Committee of the Board of Directors is charged with approving in advance non-audit services proposed to be provided by D&T to ensure that such services do not compromise the accountants' independence from the Company.

OTHER BUSINESS

        Management does not intend to bring any business before the Annual Meeting other than the matters referred to in the accompanying notice and at this date has not been informed of any matters that may be presented to the Annual Meeting by others. If, however, any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote in accordance with the instructions of the Board of Directors on such matters.

ANNUAL REPORT

        The Company's Annual Report, including the Form 10-KSB for the year ended December 31, 2002, is being mailed to stockholders concurrently herewith. The Annual Report is not a part of the proxy solicitation material. Additional copies of the Annual Report which includes the Form 10-KSB for the year ended December 31, 2002, will be provided, without charge, upon written request from any stockholder to: Gateway Energy Corporation, Attention: Nancy S. Block, Manager of Investor Relations & Administration, 500 Dallas Street, Suite 2615, Houston, Texas 77002.

COMPLIANCE WITH SECTION 16 (a) OF THE EXCHANGE ACT

        Section 16 (a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors and persons who own more than 10% of the registered class of the Company's equity securities to file reports of ownership on Form 3 and changes in ownership on

Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors, and 10% stockholders are also required by the SEC rules to furnish the Company with copies of all Section 16(a) forms they file. For the year ended December 31, 2002, Director Holtgraves failed to timely file Form 4's.

STOCKHOLDER PROPOSALS FOR 2004

        Stockholders may submit proposals on matters appropriate for stockholder action at the Company's annual meeting, consistent with regulations adopted by the SEC. Proposals to be considered for inclusion in the Proxy Statement for the 2004 Annual Meeting must be received by the Company not later than December 15, 2003. Proposals should be directed to the attention of the Secretary, Gateway Energy Corporation, 500 Dallas Street, Suite 2615, Houston, Texas 77002.

Please date, sign and mail your
proxy card back as soon as possible!

Annual Meeting of Stockholders

GATEWAY ENERGY CORPORATION

May 21, 2003

^ Please Detach and Mail in the Envelope Provided ^

Please mark your votes as in this example	☒
1.	Election of Directors				2.	Ratification of public accountants
	FOR the eight nominees (except as indicated below) ☐	WITHHOLD AUTHORITY to vote for eight nominees listed to the right. ☐	Nominees:	Michael T. Fadden John B. Ewing, Jr. Scott D. Heflin Earl P. Hoffman Charles A. Holtgraves Larry J. Horbach Gary A. McConnell Abe Yeddis		FOR ☐	AGAINST ☐	ABSTAIN ☐
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)					3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR, FOR THE RATIFICATION OF PUBLIC ACCOUNTANTS, AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

		Dated:	, 2003
Signature of Shareholder	Signature of Shareholder
NOTE: Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian or conservator, give full title. All joint tenants must sign.

GATEWAY ENERGY CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

MAY 21, 2003

        The undersigned hereby constitutes and appoints Michael T. Fadden and Earl P. Hoffman, with full power to act alone, or any substitute appointed by either of them, as the undersigned's agent, attorney and proxy to vote the number of shares the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Gateway Energy Corporation, to be held at The DoubleTree Hotel, 400 Dallas Street, Houston, Texas 77002 on the 21st day of May, 2003 at 10:00 a.m. Central time or any adjournments as indicated hereon.

(To be Signed on Reverse Side)

QuickLinks

GENERAL INFORMATION
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
GOVERNANCE OF THE COMPANY
CODE OF ETHICS
EXECUTIVE OFFICERS OF THE COMPANY
EXECUTIVE COMPENSATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
INDEPENDENT PUBLIC ACCOUNTANTS
OTHER BUSINESS
ANNUAL REPORT
COMPLIANCE WITH SECTION 16 (a) OF THE EXCHANGE ACT
STOCKHOLDER PROPOSALS FOR 2004